Rule 497(e)

File Nos. 333-130820 and 811-08183

SCHWAB SELECT ANNUITY®

SUPPLEMENT dated July 29, 2013

to the Prospectus dated May 1, 2012

for the Variable Annuity-1 Series Account

of Great-West Life & Annuity Insurance Company of New York

Effective immediately, the description and investment object for the DWS Core Equity VIP on page 13 of the Prospectus is deleted in its entirety and replaced with the following:

“DWS Core Equity VIP –Class A Shares seeks long-term growth of capital, current income and growth of income.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated

May 1, 2012. Please keep this supplement for future reference.